UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Section 240.14a-12

MARINEMAX, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following Q&A was made available to MarineMax, Inc.’s (“MarineMax” or the “Company”) employees on August 18, 2026.

How will I receive any cash to which I am entitled in exchange for my existing equity or equity awards?

•

In respect of any shares of MarineMax common stock that you own (including any purchased through ESPP) and that remain outstanding as of immediately prior to the closing of the merger: You will receive the cash consideration of $53.00 per share, without interest, from a paying agent to be selected by Safe Harbor.

•	In respect of any equity awards (RSUs or PSUs) being canceled in exchange for cash at closing: You will receive cash through MarineMax’s payroll, less applicable deductions and tax withholdings.

•

In respect of equity awards granted between August 9, 2026 and the closing, which will be converted into restricted cash awards and vest on the one-year anniversary of the grant date (subject to employment through the vesting date or earlier qualifying termination): You will receive cash following vesting through MarineMax’s payroll, less applicable deductions and tax withholdings.

•

The ESPP offering period currently in place (April 1, 2026 – September 30, 2026) will remain in effect, and common stock can be purchased according to the existing plan parameters. No new ESPP offering period will be available in the future and the ESPP will be terminated effective as of the end of the current offering period.

•	You should consult with your tax advisor to understand your individual tax consequences associated with the merger and the other transactions contemplated by MarineMax’s agreement with Safe Harbor.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving MarineMax and Safe Harbor. In connection with the proposed transaction, MarineMax intends to file with the SEC and furnish to shareholders a proxy statement seeking MarineMax shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that MarineMax may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF MARINEMAX ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARINEMAX AND THE PROPOSED TRANSACTION. The materials to be filed by MarineMax will be made available to MarineMax’s investors and shareholders at no expense to them and copies may be obtained free of charge on MarineMax’s website at https://investor.marinemax.com/overview/default.aspx. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote at MarineMax’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement relating to the proposed transaction.

Participants in the Solicitation

MarineMax and its directors, executive officers, other members of its management and its employees may be deemed to be participants in the solicitation of proxies of MarineMax’s shareholders in connection with the proposed transaction under SEC rules. Information about MarineMax’s directors and executive officers is set forth under the captions “Proposal One–Election of Directors,” “Director Compensation,” “Corporate Governance,” “Security Ownership of Principal Shareholders, Directors, and Officers,” “Compensation Discussion & Analysis,” “Executive Compensation,” “Stock Vesting—Pay Versus Performance,” “Certain Transactions and Relationships” and “Equity Compensation Plan Information” in the Definitive Proxy Statement for MarineMax’s 2026 annual meeting of shareholders, filed with the SEC on January  21, 2026 (available here), under the caption “Business—Executive Officers” in MarineMax’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November  17, 2025 (available here) and in MarineMax’s Current Report on Form 8-K, filed with the SEC on March 3, 2026 (available here). Additional information regarding ownership of MarineMax’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on MarineMax’s website at https://investor.marinemax.com/overview/default.aspx. Information concerning the interests of MarineMax’s participants in the solicitation, which may, in some cases, be different than those of MarineMax’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of MarineMax’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by MarineMax or Safe Harbor, as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval of the proposed transaction from shareholders of MarineMax; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (iii) the possibility that competing offers or acquisition proposals for MarineMax will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive certain required regulatory approvals from applicable governmental authorities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require MarineMax to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on MarineMax’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from MarineMax’s ongoing business operations or the loss of one or more members of its management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) market risks such as interest rate risk and foreign currency exchange rate risk; (x) economic and industry conditions and corresponding effects on consumer behavior and MarineMax’s operating results; (xi) environmental conditions, tariffs and their potential impacts on MarineMax’s operations and the broader economy; (xii) inclement weather and MarineMax’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xiii) MarineMax’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on MarineMax’s operating results; (xiv) the impact of MarineMax’s core strengths and retailing strategies on MarineMax’s growth and earnings potential; and (xv) the seasonality and cyclicality of MarineMax’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect MarineMax’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, MarineMax and Safe Harbor each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this communication.